UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

Avatar Ventures Corp.
 (Exact name of registrant as specified in its charter)

Nevada	333-147037	45-1689814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Curry Street, Carson City, Nevada	89703-4930
(Address of principal executive offices)	(Zip Code)

(647) 706-1923
Registrant’s telephone number, including area code

_________________________________________________________________
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On January 20, 2014, the Company’s auditor, Kenne Ruan, CPA, P.C., formally informed Avatar Ventures Corp., of their resignation as the Company’s independent registered public accounting firm.

(ii)
The reports of Kenne Ruan, CPA, P.C., on the Company’s financial statements as of and for the years ended July 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)
The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.  The Company does not have an audit committee and rather the decisions was made by the Board of Directors.

(iv)
During the years ended July 31, 2011 and 2010, and through January 22, 2014, there have been no disagreements with Kenne Ruan, CPA, P.C., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Kenne Ruan, CPA, P.C., would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that Kenne Ruan, CPA, P.C., furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

(1)
On January 20, 2014 the Company engaged Madsen & Associates CPAs, Inc. as its new independent registered public accounting firm. The engagement was approved by the Company’s Board of Directors.  During the years ended July 31, 2011 and 2010 and through January 22, 2014, the Company had not consulted with Madsen & Associates CPAs, Inc., regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Madsen & Associates CPAs, Inc., concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits.  The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

16.1	Letter of Kenne Ruan, CPA, P.C.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avatar Ventures Corp.

Date: January 22, 2014	By:	/s/ Edward Minnema
	Name:	Edward Minnema
	Title:	President

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